UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 20, 2016

E. I. du Pont de Nemours and Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road

Wilmington, Delaware 19805

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On July 20, 2016, E. I. du Pont de Nemours and Company (the “Company”) held a Special Meeting of Stockholders (“Special Meeting”).  As of the close of business on June 2, 2016, the record date for the Special Meeting, 873,965,909 shares of the Company’s common stock, par value $.30 per share, were outstanding and entitled to vote.  A total of 681,079,875 shares of common stock were voted in person or by proxy, representing 77.93% percent of the shares entitled to be voted, which constituted a quorum to conduct business at the Special Meeting.  The following are the final voting results on proposals considered and voted upon at the Special Meeting, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 10, 2016.

Each of the proposals was approved by the requisite vote of the Company’s stockholders.

Proposal 1 — To adopt the Agreement and Plan of Merger, dated as of December 11, 2015 (as it may be amended from time to time, the “merger agreement”), by and among Diamond-Orion HoldCo, Inc. (n/k/a DowDuPont Inc.), the Company, Diamond Merger Sub, Inc., Orion Merger Sub, Inc. and The Dow Chemical Company (“Dow”).  The Company’s stockholders approved the merger agreement.

For	Against	Abstain
669,464,080	8,521,129	3,094,666

Proposal 2 — To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.  The Company’s stockholders approved an adjournment of the Special Meeting, if necessary, but an adjournment was not necessary in light of adoption of the merger agreement.

For	Against	Abstain
619,063,953	58,524,944	3,490,978

Proposal 3 — Approval, by a non-binding advisory vote, of compensation, that may become payable to the Company’s named executive officers in connection with the consummation of the mergers.   The Company’s stockholders approved, by a non-binding advisory vote, the compensation that may become payable to the Company’s named executive officers in connection with the consummation of the mergers.

For	Against	Abstain
439,375,059	230,253,557	11,451,259

Item 8.01              Other Events

On July 20, 2016, the Company and Dow issued a joint press release announcing the results of the Special Meeting and the special meeting of Dow’s stockholders.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release of E. I. du Pont de Nemours and Company and The Dow Chemical Company, dated July 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

Date: July 20, 2016	By:	/S/ Jeanmarie F. Desmond
Jeanmarie F. Desmond
Vice President and Controller

E. I. DU PONT DE NEMOURS AND COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press release of E. I. du Pont de Nemours and Company and The Dow Chemical Company, dated July 20, 2016.